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                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          VARIABLE ANNUITY ACCOUNT NINE
                                Supplement to the
               ALLIANCEBERNSTEIN OVATION ADVISOR VARIABLE ANNUITY
                                DATED MAY 3, 2004

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The sentence in parenthesis under the heading Separate Account Annual Expenses, on page 7 of the prospectus, is replaced with the following:

        "Separate Account Annual Expenses are deducted daily as a percentage of your average daily net asset value and the optional death benefit fees are deducted monthly as a percentage of your average daily net asset value."

Dated:  August 2, 2004


                Please keep this Supplement with your Prospectus


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